Epiphany FFV Fund

Class A Shares EPVAX

Class C Shares EPVCX

Class N Shares EPVNX

SUMMARY PROSPECTUS

March 1, 2015

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

Investment Objective

The Epiphany FFV Fund seeks long-term growth of capital.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional and in the "Investing with Epiphany" section of the Fund's prospectus and in the "Sales Charges" section of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the offering price at purchase or the net asset value at the time of redemption)	None	1.00%	None
Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None
Redemption Fee (as a % of the amount redeemed, if within 60 days of purchase)	2.00%	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10	$10

Annual Fund Operating Expenses (expenses deducted from Fund assets):	Class A	Class C	Class N
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.60%
Fee Waiver and/or Expense Reimbursement (1)	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.50%	2.25%	1.50%

(1) (1) The FFV Fund’s Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to  1.50% of the average daily net assets for Class A and N shares and 2.25% of the average daily net assets of Class C shares for the period through February 28, 2016. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the FFV Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FFV Fund	1 Year	3 Years	5 Years	10 Years
Class A	$645	$970	$1,318	$2,297
Class C	$228	$724	$1,246	$2,678
Class N	$153	$495	$861	$1,892

Portfolio Turnover

The FFV Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund portfolio turnover rate was 70%.

Principal Investment Strategy

The Epiphany FFV Fund seeks to achieve its objective by investing in the equity securities of companies that pass the FFV Scorecard,® a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser" or “Trinity”).  Normally, the Adviser selects from a group of equity securities with market capitalizations above $10 billion, although they may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively). The FFV Scorecard® is then applied to the eligible securities.  Application of the FFV Scorecard® is based on information known by the Adviser and information provided by third parties that compile and publish such data.  The screening criteria of FFV Scorecard® is based on the principals of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines.  The criteria are reviewed from time to time by Trinity’s Advisory Board.

According to the FFV Scorecard®, companies will generally be excluded that are known to:

 - Directly participate in abortion;

 - Manufacture contraceptives;

 - Produce pornographic media content;

 - Engage in scientific research on human fetuses or embryos;

 - Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

 - Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

 - Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company’s primary service or product.

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select up to 100 equity securities for the Fund's portfolio to correlate to the stock sectors of the Fund’s benchmark. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors.  The portfolio holdings are equally weighted within each sector and rebalanced quarterly.  From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the FFV Scorecard.  In such a case, the FFV Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity.  Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard® is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests.  Otherwise, the Fund intends to remain fully invested.  In addition to common stocks, the Fund may from time to time purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment.  The underlying securities of these other equities will not be subject to the FFV Scorecard.

Principal Risks

As with all mutual funds, the FFV Fund may not achieve its investment objective.  The FFV Fund’s return will vary and you could lose money.  Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The FFV Fund is subject to several risks, any of which could contribute to the loss of funds and some of these are listed below:

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk.  Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

REIT Risk.  The Fund may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Fund by showing the performance of its Class N shares for each full calendar year since the Fund’s inception, and by showing how the Fund’s average annual returns compare over time with those of a broad measure of market performance.  The Class A and C sales loads and account fees are not reflected in the bar chart and that, if they were, returns would be less than those shown. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Epiphany FFV Fund Class N Annual Total Returns (as of December 31)

During the period shown in the bar chart, the highest return for a quarter was 11.75% (quarter ended March 31, 2012) and the lowest return for a quarter was -22.41% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2014)

Class N Shares	1 Year	5 Year	Since Inception (1/8/2007)
Return Before Taxes	13.75%	13.80%	6.32%
Return After Taxes On Distributions	11.27%	12.32%	5.32%
Return After Taxes On Distributions And Sale Of Fund Shares	8.92%	10.70%	4.75%
Return Before Taxes	13.81%	13.82%	9.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.42%	9.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.  After tax returns are only shown for Class N shares and after tax returns for Class A and Class C shares will vary.

Updated performance information is available by calling 1-800-320-2185.

The Investment Adviser

Trinity Fiduciary Partners, LLC (“Trinity”) is the Fund’s investment adviser.

Portfolio Managers

Samuel J. Saladino, III, CEO and founder of Trinity Fiduciary Partners, LLC, and Nancy P. Benson, President of Trinity Fiduciary Partners, LLC, serve as portfolio managers.   Mr. Saladino has served as the Fund's portfolio manager since 2008.  Ms. Benson has served as portfolio manager since 2014.

Purchase and Sale of Fund Shares

The minimum investment for Class A, Class C and Class N shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.  You may purchase and redeem shares on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire.  More information on how to redeem your shares can be obtained by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund's distributions are typically taxed as capital gains.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.